Exhibit 10.2

Execution Version

September 13, 2021

Marquee Raine Acquisition Corp.

65 East 55th Street

24th Floor

New York, NY 10022

RE: Amendment to Sponsor Agreement

Ladies and Gentlemen:

Reference is made to the letter agreement dated as of April 28, 2021 (the “Sponsor Agreement”), entered into and delivered by Marquee Raine Acquisition Corp., a Cayman Islands exempted company (“MRAC”) and Marquee Raine Acquisition Sponsor LP, a Cayman Islands exempted limited partnership (the “Sponsor”), in connection with the transactions contemplated by the Merger Agreement dated as of April 28, 2021 and amended on July 23, 2021, by and among MRAC, MRAC Merger Sub Corp. and Enjoy Technology Inc.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that the Sponsor Agreement is amended pursuant to Paragraph 9 thereof as follows:

1.	Amendment to Paragraph 3. Paragraph 3 is hereby amended by deleting the number “1,121,250” and replacing it with the number “2,201,250.”

Except as explicitly amended hereby, the Sponsor Agreement shall continue, without amendment, in full force and effect from and after the date hereof.

The provisions of Sections 12, 13 and 14 of the Sponsor Agreement are incorporated by reference into this letter agreement and shall apply mutatis mutandis to this letter agreement.

This letter agreement may be executed in any number of original, electronic or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[The remainder of this page left intentionally blank.]

Please indicate your agreement to the terms of this Sponsor Agreement by signing where indicated below.

Very truly yours,

MARQUEE RAINE ACQUISITION SPONSOR LP

By:	/s/ Brandon W. Gardner
Name:	Brandon W. Gardner
Title:	Director

By:	/s/ Thomas S. Ricketts
Name:	Thomas S. Ricketts
Title:	Director

Acknowledged and agreed

as of the date of this Sponsor Agreement:

MARQUEE RAINE ACQUISITION CORP.

By:	/s/ Brett Varsov
Name:	Brett Varsov
Title:	Co-Chief Executive Officer

[Signature Page to Amendment to Sponsor Agreement]